Exhibit 99.1

IN THE UNITED STATES DISTRICT COURT

FOR THE WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
SYNOPSYS, INC., a Delaware corporation,	)	CIVIL ACTION NO.
)
Plaintiff,	)	Case Pending In Northern District Of
	)	California, C-04-03923 MMC
vs.	)
)
MAGMA DESIGN AUTOMATION, INC.	)	MOTION TO UN-DESIGNATE
	)	CONFIDENTIALITY OF DEPOSITION
Defendant.	)	TRANSCRIPT
)
	)	Noted for Consideration: May 20, 2005
)

I.	INTRODUCTION

Third party witness Lukas van Ginneken hereby moves this Court for an order in connection with a deposition subpoena issued by this Court. Van Ginneken requests that the Court:

(1) Require Synopsys, Inc. and Magma Design Automation to un-designate within five (5) days all portions of the transcript of a deposition of Lukas van Ginneken taken in this District on April 26 and 27, 2005 that were previously designated by any party as confidential except for portions for which there is a reasonable basis for designating such testimony as confidential; and

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION	DORSEY & WHITNEY LLP
TRANSCRIPT	U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

(2) award monetary sanctions against any party that fails to un-designate any portion of the transcript for which there is not a reasonable basis to consider such portion confidential.

The entire transcript of the deposition was wrongfully designated as confidential by one of the parties. For the reasons explained below, van Ginneken may be greatly damaged by such wrongful designation. 1

II.	FACTUAL BACKGROUND

This matter arises out of a patent related action filed by Synopsys, Inc. (“Synopsys”) of Mountain View California against Magma Design Automation (“Magma”) of San Jose, California in the U.S. District Court for the Northern District of California. The deposition of van Ginneken deposition was taken in Seattle, Washington on April 26 and 27, 2005. A copy of the subpoena for the deposition is attached as Exhibit 1 to the Declaration of Edward W. Bulchis (“Bulchis Decl.”).

Van Ginneken is a former employee of Synopsys and later Magma, although he is presently unemployed. At the deposition, Synopsys improperly attempted to designate the entire deposition transcript as confidential, including portions describing his activities prior to joining Synopsis and even the explanation of the “ground rules” for the deposition provided by Magma’s counsel. This motion is being filed for an order requiring Synopsys to un-designate all but a limited portion of the deposition transcript as confidential.2

The action between Synopsys and Magma was filed on September 17, 2004. On February 14, 2005, Synopsys filed a motion for leave to amend the complaint to add van

[1]	Although van Ginneken understands Magma has filed a motion in the N. D. of California to have the blanket designation of the entire transcript removed, both the magistrate and the judge handling the case have recused themselves from the case over the past two days. Therefore, there is unlikely to be any prompt resolution of this issue in the California court.

[2]	Although a protective order has not yet been issued in the California action, Magma and Synopsys orally agreed to conduct themselves as if a protective order was in place. At the deposition, van Ginneken stated he would not consider himself a party to this oral agreement. However, van Ginneken does not consider it prudent to simply ignore Synopsys’ claim that the transcript is confidential under a protective order. Further, van Ginneken is required to protect Synopsys’ confidential information under his employment agreement with Synopsys.

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

Ginneken as a defendant in the action. The amended complaint asserted a number of claims against van Ginneken and sought damages against van Ginneken in the amount of 100 million dollars. Basically, Synopsys alleged that van Ginneken had disclosed to Magma confidential information that was invented by van Ginneken at Synopsys, and Magma had used such information for its benefit. This invention has been referred to as “fixed timing” methods for automatically designing integrated circuits.

Prior to being named in the action, van Ginneken had obtained a release from Magma of all claims Magma might assert in the action in exchange for voluntarily providing documents and information to Magma’s attorneys. Magma did not condition the release on any specific testimony from van Ginneken, but simply required van Ginneken to testify truthfully. After van Ginneken had been named in the action, van Ginneken attempted to negotiate a similar release with Synopsys. Synopsys was willing to provide such release, but conditioned the release on the execution of a declaration attesting to certain facts. According to Synopsys, it needed the release to ensure that van Ginneken did not flip-flop in his version of the facts after he had been released by Synopsys. Synopsys did not indicate it would file the declaration with the Court nor did it mention that the declaration would appear on various Internet sites and be the subject of a feature article in EEtimes.com. [See Exhibit 2 to the Bulchis Decl.].

The first version of the declaration drafted by Synopsys considerably misstated the true facts relating to the matters raised by this litigation. Van Ginneken therefore refused to sign such declaration. It was also explained to Synopsys why the stated facts were inaccurate. Eventually, after protracted settlement negotiations occurring almost daily between February 11, 2005 and March 10, 2005, the declaration was finally revised to state facts that were technically true. Van Ginneken therefore signed the declaration and was thereby released from the claims being asserted by Synopsys. A copy of the settlement agreement and declaration is attached hereto as Exhibit 3 to the Bulchis Decl.

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

III.	THE DECLARATION IS INCOMPLETE AND MISLEADINGLY AMBIGUOUS

Although the facts stated in the declaration are true, the declaration drafted by Synopsys selectively included only facts that were favorable to Synopsys’ position in the litigation. For example, the declaration did not mention that the fixed timing techniques allegedly misappropriated by van Ginneken had not been patented by Synopsys and that these techniques had entered the public domain for several reasons. For example, it did not mention the fact that the fixed timing techniques had been described at an International Conference for Computer-Aided Design (“ICCAD”) in November of 1996.

Not only did the declaration drafted by Synopsys contain a selective recitation of the facts, but it was carefully crafted by Synopsys to be ambiguous where the facts were unfavorable to it, and to imply facts that were simply not true, although the declaration itself was technically true. For example, earlier drafts of the declaration sought to have van Ginneken state that Magma’s founder, Rajeev Madhavan, was aware that the technology being used at Magma originated at Synopsys and was covered by van Ginneken’s employment agreement with Synopsys. It was explained to Synopsys during the negotiations that van Ginneken had no reason to believe that Madhavan was aware of these facts. It was also explained to Synopsys that the only person van Ginneken had any reason to believe might know of the origin of the constant delay technology and van Ginneken’s agreement with Synopsys was van Ginneken’s immediate supervisor (someone other than Madhavan), who did not join Magma in 1998. Van Ginneken believed this supervisor might be aware of the origin of the fixed timing technology because he, like van Ginneken, had previously worked at Synopsys and IBM. Synopsys then revised the declaration to state:

I have reason to believe that, at a minimum, my supervisor at Magma knew that the fixed timing inventions Magma was intending to use were conceived by myself at Synopsys, and were encompassed by my Agreement with Synopsys.

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

[Exhibit 3 to the Bulchis Decl., 29]. Synopsys undoubtedly chose this ambiguous language because it knew that anyone in the industry reading this paragraph would incorrectly assume that van Ginneken was charging Madhavan with having knowledge of the stated facts. In fact, as indicated in postings from the Yahoo message board, the public did incorrectly assume that van Ginneken was referring to Madhavan in his declaration. [See Exhibit 4 to the Bulchis Decl.]. Thus, while this paragraph of the declaration is true, the ambiguous nature of it implies facts that are not true.

As another example, Synopsys drafted the declaration to state: I breached my obligations to Synopsys under the Agreement by, among other things, (a) failing to keep proprietary information of Synopsys in trust and confidence, and (b) using and disclosing Synopsys’ proprietary information to and on behalf of Magma without the written consent of Synopsys.

[Exhibit 3 to the Bulchis Decl., 46]. While this paragraph is again technically true, Synopsys chose not to mention in the declaration that the term “proprietary information” is defined in the “Agreement” to include information in the public domain, which an employee cannot be required to keep confidential under an employment agreement. Specifically, paragraph 1 of the “Agreement” [See Exhibit 5 to the Bulchis Decl.] defines “Proprietary Information” to include, in addition to trade secrets, etc., “works of authorship,” which would include the 1996 ICCAD presentation. Paragraph 2 of the Agreement [See Exhibit 5 to the Bulchis Decl.] improperly requires an employee to keep “in confidence and trust” “any information (i) applicable to the business of the Company” without regard to whether or not the information is confidential. By disclosing and using information in the public domain that is within the definition of “proprietary information,” van Ginneken did technically breach his obligations to Synopsys as stated in the declaration. But the declaration does not provide facts that would allow one to conclude the obligations were ones with which van Ginneken was not obligated to comply under California law.

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

The above are just a few of the many examples of paragraphs in the declaration that are incomplete and/or intentionally ambiguous.

IV.	VAN GINNEKEN WAS DAMAGED BY PUBLICATION OF THE DECLARATION

As indicated above, the van Ginneken declaration mysteriously appeared on a Yahoo web site [http://www.geocities.com/neurospark/index.html] under the description “Declaration of Lukas Van Ginneken (this link is the smoking gun).” [See Exhibit 6 to the Bulchis Decl.]. Public reaction to the posting of the van Ginneken declaration was immediate and severe. Magma stock declined by 40% in value in a single day, and more than 130 million dollars in shareholder value was lost. While this downturn might be considered Magma’s problem and not something for van Ginneken to worry about, the public condemnation of van Ginneken was also immediate and severe. One thread on the Yahoo message board speculated “What if van Ginneken is indicted?” [See Exhibit 7 to the Bulchis Decl.]. Another asserted “They should Prosecute van Ginneken!” [See Exhibit 8 to the Bulchis Decl.]. One posting mused “I wonder if van Ginneken’s ‘declaration has caught the attention of California and federal prosecutors...” [See Exhibit 9 to the Bulchis Decl.]. The publication of the declaration also raised the specter of additional claims against van Ginneken as plaintiffs were being solicited in bulletin board postings. For example, one posting read:

I have learned that several current shareholder groups are joining together in an attempt to recoup their lost investment based upon senior management actions. If you are a current holder and would like more information including how you can actively participate please email me at securitieswatch@yahoo.com.

[Exhibit 10 to the Bulchis Decl.].

It quickly became apparent that van Ginneken would be greatly damaged by the unauthorized publication of his declaration. Not only did publication potentially expose him to unfounded civil and criminal claims, but the manner in which he was being vilified in the press and posting threatened to make it extremely problematical for him to be employed in the future

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

in his field of expertise. The misleading nature of the above-discussed statements and other statements in the declaration would have been apparent if the van Ginneken deposition transcript was not improperly concealed from disclosure by Synopsys. This is undoubtedly the “game plan” chosen by Synopsys: to cause the misleading van Ginneken declaration to be publicly disclosed and then to prevent the public disclosure of a fuller explanation of the facts that would place the facts set forth in the declaration in the proper light. Synopsys should not be allowed to abuse the litigation process in this manner.

V.	LEGAL AUTHORITY

A.	This Court Has The Power and Authority to Order Un-Designation of the Confidentiality Designation

The court that issues the subpoena is the proper forum for ruling on motions related to non-parties and the enforcement of a Fed.R.Civ.P. 45 subpoena. See Byrnes v. Jetnet Corp., 111 F.R.D. 68 (M.D.N.C.1986); United States v. Star Scientific, Inc., 205 F.Supp.2d 482 (D. Md. 2002) (the language of Fed.R.Civ.P. 45 clearly contemplates that the court enforcing a subpoena will be the court that issued the subpoena). Furthermore, Fed.R.Civ.P. 26(c), governing protective orders, provides when a deposition is involved, the court issuing the subpoena rules on issues related to the subpoena, deposition, and protective order. Here, this Court issued the subpoena for deposition on van Ginneken.

B.	Synopsys Has Not Met Its Burden to Designate the Entire Deposition Transcript of van Ginneken as Confidential

Fed.R.Civ.P. 26(c) provides a mechanism to limit the discovery or dissemination of certain information in appropriate cases. Only upon a showing of good cause and as justice may require to protect a party or person, a court may enter a protective order regarding discovery. Fed.R.Civ.P. 26(c)(1) and (2). Certain conditions must be present before protective orders apply to specific documents or specific deposition testimony. See, e.g., Parkway Gallery Furniture, Inc. v. Kittinger/Pennsylvania House Group, Inc., 121 F.R.D. 264, 268 (M.D.N.C.1988). For example, the party seeking confidentiality must make some threshold

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

showing of good cause to believe that discovery will involve confidential or protected information. Moreover, a party must agree to only invoke the designation in good faith. After receiving documents, the opposing party has the right to contest those documents which it believes not to be confidential. Then, the party seeking the protection shoulders the burden of proof in justifying retaining the confidentiality designation. Thus, the burden of proving confidentiality never shifts from the party asserting that claim. Parkway Gallery Furniture, Inc., 121 F.R.D. at 268; (M.D.N.C.1988); Gillard v. Boulder Valley School District, 196 FRD 382 (D. Colo. 2000).

In this case, Synopsys improperly attempted to designate the entire deposition transcript of van Ginneken as confidential, including portions describing his activities prior to joining Synopsis and even the explanation of the “ground rules” for the deposition provided by Magma’s counsel. However, Synopsys has made no threshold showing of good cause to believe that van Ginneken’s deposition should be confidential or protected information. Moreover, Synopsys has not designated the deposition as confidential in good faith.

VI.	CONCLUSION

In view of the imminent danger of unjustified claims being asserted against van Ginneken as a result of the publication of the declaration and the concealment of deposition testimony relating to the facts set forth in the declaration, van Ginneken requests relief from this Court. Specifically, van Ginneken therefore requests an order from this Court requiring Synopsys to un-designate within 5 days all portions of the transcript previously designated as confidential except for portions that, in good faith, it has a reasonable basis to believe would disclose information that is confidential to Synopsys. To prevent Synopsys from over-designating the transcript, the order should indicate that sanctions will be awarded for any

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

unreasonable failure to un-designate any portion of the transcript that was previously designated as confidential.

DATED this 4th day of May, 2005.

DORSEY & WHITNEY LLP

/s/ Edward W. Bulchis

EDWARD W. BULCHIS WSBA #5558

bulchis.ed@dorsey.com

THUY NGUYEN LEEPER, WSBA #31835

leeper.thuy.nguyen@dorsey.com

U.S. Bank Centre

1420 Fifth Avenue, Suite 3400

Seattle, WA 98101-4010

Telephone: (206) 903-8800

Facsimile: (206) 903-8820

Attorneys for Lukas van Ginneken

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

PROOF OF SERVICE

On the date below, I sent by electronic means the MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION TRANSCRIPT filed by Lukas van Ginneken and DECLARATION OF EDWARD W. BULCHIS IN SUPPORT OF MOTION to:

Michael Edelman, Esq.

Michael.Edelman@dechert.com

Chris Scott Graham, Esq.

chris.scott.graham@dechert.com

DECHERT LLP

1117 California Avenue

Palo Alto, CA 94304-1106

(650) 813-4800

Attorneys for Synopsys, Inc.

George A. Riley, Esq.

GRiley@OMM.com

Peter Obstler, Esq.

PObstler@OMM.com

O’MELVENY & MEYERS LLP

Embarcadero Center West

275 Battery Street

San Francisco, CA 94112-3305

(415) 984-8700

Attorneys for Magma Design

Automation, Inc.

I declare that the statements above are true to the best of my information, knowledge, and belief.

Date: May 4, 2005

Signature:	/s/ Edward W. Bulchis
Name:	Edward W. Bulchis

MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION		DORSEY & WHITNEY LLP
TRANSCRIPT		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

IN THE UNITED STATES DISTRICT COURT

FOR THE WESTERN DISTRICT OF WASHINGTON

	)	CIVIL ACTION NO.
)
SYNOPSYS, INC., a Delaware corporation,	) )	Case pending in Northern District of California, C-04-03923 MMC
Plaintiff,	)
	)	DECLARATION OF EDWARD W.
vs.	)	BULCHIS IN SUPPORT OF MOTION TO
	)	UN-DESIGNATE CONFIDENTIALITY
MAGMA DESIGN AUTOMATION, INC.	)	OF DEPOSITION TRANSCRIPT
)
Defendant.	)	Noted for Consideration: May 20, 2005
)

Edward W. Bulchis hereby declares as follows:

I am counsel for Lukas van Ginneken. I am over the age of eighteen and competent to testify. This declaration is based on my personal knowledge.

1. Attached as Exhibit 1 is a true and correct copy of the subpoena for the deposition of third party witness Lukas van Ginneken, issued by this Court on April 18, 2005.

2. Attached as Exhibit 2 is a true and correct copy of excerpts of a feature article in EEtimes.com titled “Co-Founder Turns Synopsys Witness,” dated April 13, 2005.

3. Attached as Exhibit 3 is a true and correct copy of the declaration of Lukas van Ginneken, dated March 10, 2005.

4. Attached as Exhibit 4 is a true and correct copy of a posting from the Yahoo message board, titled “Re: Thanks neuro,” dated April 13, 2005.

BULCHIS DECLARATION IN SUPPORT OF MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION TRANSCRIPT	DORSEY & WHITNEY LLP
U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

5. Attached as Exhibit 5 is a true and correct copy of the Proprietary Information and Inventions Agreement between Lukas van Ginneken and Synopsys, dated May 17, 1995.

6. Attached as Exhibit 6 is a true and correct copy of a posting on the Yahoo web site http://www.geocities.com/neurospark/index.html, titled “Smoking Gun—Admission of Magma Co-Founder.”

7. Attached as Exhibit 7 is a true and correct copy of a thread on the Yahoo message board, dated April 20 and 21, 2005.

8. Attached as Exhibit 8 is a true and correct copy of a thread on the Yahoo message board, dated April 21 and 22, 2005.

9. Attached as Exhibit 9 is a true and correct copy of a message on the Yahoo message board, titled “What if van Ginneken is indicted?”, dated April 20, 2005.

10. Attached as Exhibit 10 is a true and correct copy of a message on the Yahoo message board, titled “Shareholder Lawsuits,” dated April 14, 2005.

I declare under penalty of perjury under the laws of the State of Washington that the foregoing is true and correct.

Executed on this 4th day of May, 2005 in Seattle, Washington.

/s/ Edward W. Bulchis
Edward W. Bulchis

BULCHIS DECLARATION IN SUPPORT OF MOTION TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION TRANSCRIPT	DORSEY & WHITNEY LLP
U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

Issued by the

UNITED STATES DISTRICT COURT

WESTERN DISTRICT OF WASHINGTON

SYNOPSYS, INC., Plaintiff,

V.	SUBPOENA IN A CIVIL CASE
MAGMA DESIGN AUTOMATION, INC. and LUKAS VAN GINNEKEN, Defendants.
Case Number: [1] C-04-03923 MMC
Northern District of California

TO: Lukas van Ginneken

c/o Edward Bulchis, Esq.,

Dorsey & Whitney LLP, U.S. Bank Centre, 1420 Fifth Avenue, Suite 3400, Seattle WA 98101-4010

☐	YOU ARE COMMANDED to appear in the United States District court at the place, date, and time specified below to testify in the above case.

PLACE OF TESTIMONY	COURTROOM

DATE AND TIME

☒	YOU ARE COMMANDED to appear at the place, date, and time specified below to testify at the taking of a deposition in the above case.

PLACE OF DEPOSITION Dorsey & Whitney LLP U.S. Bank Centre, 1420 Fifth Avenue, Suite 3400, Seattle WA 98101-4010	DATE AND TIME April 26, 2005 9:00 a.m.

☒	YOU ARE COMMANDED to produce and permit inspection and copying of the following documents or objects at the place, date, and time specified below (list documents or objects):

See Exhibits A and B.

PLACE Dorsey & Whitney LLP, U.S. Bank Centre, 1420 Fifth Avenue, Suite 3400, Seattle WA 98101	DATE AND TIME April 26, 2005 9:00 a.m.

☐	YOU ARE COMMANDED to permit inspection of the following premises at the date and time specified below.

PREMISES	DATE AND TIME

Any organization not a party to this suit that is subpoenaed for the taking of a deposition shall designate one or more officers, directors, or managing agents, or other persons who consent to testify on its behalf, and may set forth, for each person designated, the matters on which the person will testify. Federal Rules of Civil Procedure, 30(b)(6).

ISSUING OFFICER’S SIGNATURE AND TITLE (INDICATE IF ATTORNEY FOR PLAINTIFF OR DEFENDANT)	DATE

/s/ Christopher D. Catalano	Attorneys for MAGMA DESIGN AUTOMATION, INC.	April 18, 2005

ISSUING OFFICER’S NAME, ADDRESS AND PHONE NUMBER CHRISTOPHER D. CATALANO O’MELVENY & MYERS LLP Embarcadero Center West, 275 Battery Street, San Francisco, CA 94111 Telephone: (415) 984-8700

(See Rule 45, Federal Rules of Civil Procedure, Parts C & D on next page)

[1]	If action is pending in district other than district of issuance, state district under case number.

BULCHIS DECLARATION EXHIBIT 1 - 03

PROOF OF SERVICE

DATE	PLACE

SERVED:

SERVED ON (PRINT NAME)	MANNER OF SERVICE

SERVED BY (PRINT NAME)	TITLE

DECLARATION OF SERVER

I declare under penalty of perjury under the laws of the United States of America that the foregoing information contained in the Proof of Service is true and correct.

Executed on
DATE	SIGNATURE OF SERVER

ADDRESS OF SERVER

Rule 45, Federal Rules of Civil Procedure, Parts C & D:

(c) PROTECTION OF PERSONS SUBJECT TO SUBPOENAS.

(1) A party or an attorney responsible for the issuance and service of a subpoena shall take reasonable steps to avoid imposing undue burden or expense on a person subject to that subpoena. The court on behalf of which the subpoena was issued shall enforce this duty and impose upon the party or attorney in breach of this duty an appropriate sanction which may include, but is not limited to, lost earnings and reasonable attorney’s fee.

(2) (A) A person commanded to produce and permit inspection and copying of designated books, papers, documents or tangible things, or inspection of premises need not appear in person at the place of production or inspection unless commanded to appear for deposition, hearing or trial.

(B) Subject to paragraph (d) (2) of this rule, a person commanded to produce and permit inspection and copying may, within 14 days after service of subpoena or before the time specified for compliance if such time is less than 14 days after service, serve upon the party or attorney designated in the subpoena written objection to inspection or copying of any or all of the designated materials . or of the premises. If objection is made, the party serving the subpoena shall not be entitled to inspect and copy materials or inspect the premises except pursuant to an order of the court by which the subpoena was issued. If objection has been made, the party serving the subpoena may, upon notice to the person commanded to produce, move at any time for an order to compel the production. Such an order to comply production shall protect any person who is not a party or an officer of a party from significant expense resulting from the inspection and copying commanded.

(3) (A) On timely motion, the court by which a subpoena was issued shall quash or modify the subpoena if it

(i) fails to allow reasonable time for compliance,

(ii) requires a person who is not a party or an officer of a party to travel to a place more than 100 miles from the place where that person resides, is employed or regularly transacts business in person, except that, subject to the provisions of clause (c) (3) (B) (iii) of this rule, such a person may in order to attend trial be commanded to travel from any such place within the state in which the trial is held, or

(iii) requires disclosure of privileged or other protected matter and no exception or waiver applies, or

(iv) subjects a person to undue burden.

(B) If a subpoena

(i) requires disclosure of a trade secret or other confidential research, development, or commercial information, or

(ii) requires disclosure of an unretained expert’s opinion or information not describing specific events or occurrences in dispute and resulting from the expert’s study made not at the request of any party, or

(iii) requires a person who is not a party or an officer of a party to incur substantial expense to travel more than 100 miles to attend trial, the court may, to protect a person subject to or affected by the subpoena, quash or modify the subpoena, or, if the party in who behalf the subpoena is issued shows a substantial need for the testimony or material that cannot be otherwise met without undue hardship and assures that the person to whom the subpoena is addressed will be reasonably compensated, the court may order appearance or production only upon specified conditions.

(d) DUTIES IN RESPONDING TO SUBPOENA.

(1) A person responding to a subpoena to produce documents shall produce them as they are kept in the usual course of business or shall organize and label them to correspond with the categories in the demand.

(2) When information subject to a subpoena is withheld on a claim that it is privileged or subject to protection as trial preparation materials, the claim shall be made expressly and shall be supported by a description of the nature of the documents, communications, or things not produced that is sufficient to enable the demanding party to contest the claim.

BULCHIS DECLARATION EXHIBIT 1 - 04

EXHIBIT A

DEFINITIONS AND INSTRUCTIONS

Unless the context indicates otherwise, the following words and phrases have the meanings given:

1. The term “SYNOPSYS” refers to Synopsys, Inc. and any of its predecessors, assigns, agents, employees, officers, directors, affiliates, partners, subsidiaries, parent corporations, investors, or other persons or entities acting by, through or on behalf of any of them.

2. The term “YOU” refers to Lukas van Ginneken.

3. The term “Action” refers to the lawsuit titled Synopsys, Inc. v. Magma Design Automation, Inc., Case No. C-04-03923, filed September 17, 2004 in the United States District Court for the Northern District of California, and any allegations, claims and counterclaims therein.

4. The term “document” is used in the broadest possible sense as interpreted under the Federal Rules of Civil Procedure and includes, without limitation, all originals and copies, duplicates, drafts, and recordings of any written, printed, graphic, audio, audiovisual or otherwise recorded matter, however produced or reproduced (including without limitation electronically), and all “writings,” as defined in Federal Rule of Evidence 1001, of any nature, whether on paper, magnetic tape or other information storage means, including film and computer memory devices, and where any such items contain any marking not appearing on the original or are altered from the original, then such items shall be considered to be separate original documents.

5. The term “relate,” “relates,” or “relating” means referring to, reflecting, constituting, proving, disproving, or otherwise relating to the subject matter.

6. The term “communication” means every manner or method of disclosure or transfer or exchange of information, whether orally or by document, and whether face to face, by telephone, mail, e-mail, personal delivery or otherwise.

7. If a document once existed, but has been lost, destroyed, erased or otherwise is no longer in YOUR possession, identify the document and state the details concerning the loss or destruction of such document, including the name and address of the present custodian of any such document known to YOU.

MAGMA’S SUBPOENA TO LUKAS VAN GINNEKEN Case No. C04-03923 MMC
BULCHIS DECLARATION EXHIBIT 1 - 05

8. In the event any document is withheld on a claim of attorney/client privilege or work product immunity, provide a detailed privilege log that describes the nature and basis for YOUR claim and the subject matter of the document withheld, in a manner sufficient to disclose facts upon which YOU rely in asserting YOUR claim, and to permit the grounds and reasons for withholding the document to be identified. Such description should, at a minimum, include:

a.	the date of the document;

b.	an identification of each and every author of the document;

c.	an identification of each and every person who received the document;

d.	an identification of each and every person from whom the document was received;

e.	a description of the subject of the document; and

f.	sufficient further information concerning the document and circumstances thereof necessary to explain the claim of privilege or immunity and permit the adjudication of the propriety of that claim.

9. The words “and” and “or” shall be construed in the conjunctive or disjunctive, whichever makes the request more inclusive in context.

10. The term “including” means “including, but not limited to.”

11. Any pronouns shall be construed to refer to the masculine, feminine, or neuter gender, in singular or plural, as in each case is most appropriate.

12. As used herein, “all,” “any,” “each,” or “every” means “all, each and every.”

13. The use of the singular shall be deemed to include the plural and the use of the plural shall be deemed to include the singular wherever necessary to make the request more inclusive in context.

MAGMA’S SUBPOENA TO LUKAS VAN GINNEKEN Case No. C04-03923 MMC
BULCHIS DECLARATION EXHIBIT 1 - 06	2

EXHIBIT B

REQUESTS FOR PRODUCTION

REQUEST NO. 1:

All documents and communications relating to a declaration executed by YOU on March 10, 2005 and filed by SYNOPSYS in the Action on April 11, 2005, including all drafts of the declaration.

REQUEST NO. 2:

All documents and communications relating to any agreement between YOU and SYNOPSYS relating to the Action, including any settlement agreements.

MAGMA’S SUBPOENA TO LUKAS VAN GINNEKEN Case No. C04-03923 MMC
BULCHIS DECLARATION EXHIBIT 1 - 07	3

PROOF OF SERVICE

I, Margaret Schwarz, declare:

I am a resident of the State of California, over the age of eighteen, and not a party to the within action; my business address is 275 Battery Street, 24th Floor, San Francisco, California, 94111-3344. On April 18, 2005, I served the following documents:

1.	MAGMA DESIGN AUTOMATION, INC.’S NOTICE OF DEPOSITION OF LUKAS VAN GINNEKEN

2.	MAGMA DESIGN AUTOMATION, INC.’S SUBPOENA IN A CIVIL CASE TO LUKAS VAN GINNEKEN

☒	by transmitting via facsimile machine the document(s) listed above to the fax number(s) set forth below on this date. The outgoing facsimile machine telephone number in this office is (415) 984-8701. The facsimile machines used in this office create a transmission report for each outgoing facsimile transmitted. The facsimile transmission was reported as complete and without error by the transmitting facsimile machine.

☒	by placing the document listed above in an envelope, sealing the envelope, and placing the envelope, with postage thereon fully prepaid, in the United States mail at San Francisco, California addressed as set forth below. I am readily familiar with the firm’s practice of collecting and processing correspondence for mailing. Under that practice it would be deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if the postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

Michael Edelman, Esq.

Dechert LLP

975 Page Mill Road

Palo Alto, CA 94304

Tel: +1.650.813.4800

Fax: +1.650.813.4848

I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

Executed on April 18, 2005, at San Francisco, California.

/s/ Margaret Schwarz
Margaret Schwarz

1
PROOF OF SERVICE Case No. C04-03923 MMC
BULCHIS DECLARATION EXHIBIT 1 - 08

Embareadero Center West
275 Battery Street
San Francisco, California 94113-3305
TELEPHONE (425) 984-8700
FACSIMILE (415) 984-8701

FAX TRANSMITTAL

DATE & TIME: April 18, 2005		TOTAL NUMBER OF PAGES:

TO: Michael Edelman, Esq. - Dechert LLP	FAX NUMBER: 650.813.4848	TELEPHONE NUMBER: 650.813.4800

FROM: Chris Catalano	RETURN FAX NUMBER: (415) 984-8701	TELEPHONE NUMBER: (415) 984-8737

MESSAGE

Notice of deposition follows.

IF YOU DID NOT RECEIVE ALL PAGES, PLEASE CALL OUR FAX DEPARTMENT AT (415) 984-8821.

FILE NO.:	532350-1	RETURN ORIGINAL TO:	Peggy Schwarz
USER NO.:	14509	EXTENSION:	x8752
RESPONSIBLE ATTY NAME:	Christopher D. Catalona	LOCATION:	SF24S_11
SPECIAL INSTRUCTIONS:

This document is intended for the exclusive use of the addressee. It may contain privileged, confidential, or non-disclosable information. If you are not the addressee, or someone responsible for delivering this document to the addressee, you may not read, copy, or distribute it. If you have received this document by mistake, please call us promptly and securely dispose of it. Thank you.

BULCHIS DECLARATION EXHIBIT 1 - 09

PROOF OF SERVICE

I, Margaret Schwarz, declare:

I am a resident of the State of California, over the age of eighteen, and not a party to the within action; my business address is 275 Battery Street, 24th Floor, San Francisco, California, 94111-3344. On April 18, 2005, I served the following documents:

1.	MAGMA DESIGN AUTOMATION, INC.’S NOTICE OF DEPOSITION OF LUCAS VAN GINNEKEN

2.	MAGMA DESIGN AUTOMATION, INC.’S SUBPOENA IN A CIVIL CASE TO LUKAS VAN GINNEKEN

☒	by transmitting via facsimile machine the document(s) listed above to the fax number(s) set forth below on this date. The outgoing facsimile machine telephone number in this office is (415) 984-8701. The facsimile machines used in this office create a transmission report for each outgoing facsimile transmitted. The facsimile transmission was reported as complete and without error by the transmitting facsimile machine.

☒	by placing the document listed above in an envelope, sealing the envelope, and placing the envelope, with postage thereon fully prepaid, in the United States mail at San Francisco, California addressed as set forth below. I am readily familiar with the firm’s practice of collecting and processing correspondence for mailing. Under that practice it would be deposited with the U.S. Postal Service on that same day with postage thereon fully prepaid in the ordinary course of business. I am aware that on motion of the party served, service is presumed invalid if the postal cancellation date or postage meter date is more than one day after date of deposit for mailing in affidavit.

Edward Bulchis

Attorney at Law

Dorsey & Whitney LLP

1420 Fifth Avenue, Suite 3400

Seattle, WA 98101-4010

Tel:+1.206.903.8785

Fax: +1.206.903.8820

I declare under penalty of perjury under the laws of the State of California that the above is true and correct.

Executed on April 18, 2005, at San Francisco, California.

/s/ Margaret Schwarz
Margaret Schwarz

1
PROOF OF SERVICE Case No. C04-03923 MMC
BULCHIS DECLARATION EXHIBIT 1 - 10

Embarcadero Center West 375 Battery Street San Francisco, California 94111-3305

TELEPHONE (415) 984-8700 FACSIMILE (415) 984-8701

FAX TRANSMITTAL

DATE & TIME Monday, 04/18/05, 4:50 PM		TOTAL NUMBER OF PAGES: (11) Eleven

TO: Edward Bulchis - Dorsey & Whitney LLP	FAX NUMBER: 206.903.8820	TELEPHONE NUMBER: 206.903.8785

FROM: Christopher D. Catalano	RETURN FAX NUMBER: (415) 984-8701	TELEPHONE NUMBER: (415) 984-8737

MESSAGE

Notice of deposition follows.

IF YOU DID NOT RECEIVE ALL PAGES, PLEASE CALL OUR FAX DEPARTMENT AT (415) 984-8821.

FILE NO.:	0532350.00001	RETURN ORIGINAL TO:	Poggy Schwarz
USES NO.:	14509	EXTENSION:	x8752
RESPONSIBILE ATTY NAME:	Christoper D. Catalano	LOCATION:	SF24_11
SPECIAL INSTRUCTIONS:

This document is intended for the exclusive use of the addressee. It may contain privileged, confidential, or non-disclosable information. If you are not the addressee, or someone responsible for delivering this document to the addressee, you may set read, copy, or distribute it. If you have received this document by mistake, please call us promptly and securely dispose of it. Thank you.

BULCHIS DECLARATION EXHIBIT 1 - 11

Yahoo! LAVA	Page 1 of 3

Co-Founder Turns	04/13/05 10:39 pm
Synopsys Witness	Msg: 3519 of 4280
by: lakers_w
Magma Takes Legal Blow As Co-Founder Turns Synopsys Witness Michael Santarini, EDN — 4/12/2005 Electronic News
http://www.reed-electronics.com/electronicnews/index.asp? layout=articlePrint&articleID=CA516969
Magma Design Automation Inc. has been handed what appears to be a giant setback in defense of its patent litigation dispute with Synopsys Inc.
Advertisement

In documents filed with United States District Court Monday the originator of the patent and Magma co-defendant, Lukas van Ginneken has admitted he used research and patents developed while employed at Synopsys to later build Magma Blast tools and key patents.

Synopsys filed three documents with the U.S. District Court in San Francisco Monday. In the first, entitled “the Declaration of Lukas van Ginneken,” Magma co-founder van Ginneken admits taking Synopsys research to Magma and that Magma officials had full knowledge of it.

In the second document, “Voluntary Dismissal Against Van Ginneken,” Synopsys drops claims against van Ginneken in exchange for his admission of declaration statement. The third document, entitled “Motion for Partial Summary Judgment against Magma,” seeks a quick judgment against Magma on Synospys’

BULCHIS DECLARATION EXHIBIT 2 - 12

Yahoo! LAVA	Page 2 of 3

“unfair competition” claim.

“Yesterday, Synopsys filed a declaration from Dr. Lukas van Ginneken, a Magma founder, supporting our contention that Magma is unfairly competing using Synopsys technology,” said Synopsys in-house legal counsel Rex Jackson in a statement. “In his declaration, Dr. van Ginneken confirms Magma used the inventions he conceived while a Synopsys employee as a technical foundation for Magma’s products. Dr. van Ginneken also confirms Magma extensively used the inventions and information described in a Synopsys draft patent application to create patent applications for Magma. Magma asserted the patents issuing from these applications against Synopsys last July, which led to the current lawsuit.”

In the 8-page declaration document, van Ginneken outlines how he took research and patents he developed while at Synopsys and used them to build technology at Magma.

“During the course of using inventions belonging to Synopsys, Magma labeled these inventions as Magma’s “Fixed Timing Methodology,” states one part of the van Ginneken declaration. “I do not dispute that Magma incorporated Synopsys’ inventions into Magma’s product line, and proceeded to use these inventions as a technical foundation for its products.”

Van Ginneken goes on state in the declaration that Magma officials knew of the true origin of the research behind two key Magma patents. It also states that he lied when he told the Synopsys legal department in 1997 that he had protected “Synopsys’ proprietary information” and not used it at Magma.

“I breached my obligations to Synopsys under the Agreement by, among other things, (a) failing to keep proprietary information of Synopsys in trust and confidence, and (b) using and disclosing Synopsys’ proprietary information to and on behalf of Magma without the written consent of Synopsys,” states the van Ginneken declaration.

While the declaration and Synopsys related “Voluntary Dismissal Against Van Ginneken” seemingly gets van Ginneken off the hook as a co-defendant in the civil suit, Synopsys intends to pursue charges against Magma.

“With Dr. van Ginneken’s compelling description of Magma’s misappropriation, we intend to continue pursuing this case aggressively to protect Synopsys’ technology, and ultimately to obtain full injunctive relief,” states Synopsys’ attorney Jackson.

The Motion for Partial Summary Judgment against Magma seeks a quick judgment against Magma on Synopsys’ “unfair competition”

BULCHIS DECLARATION EXHIBIT 2 - 13

Yahoo! LAVA	Page 3 of 3

claim. But Synopsys also claims Magma is guilty of patent infringement, breach of contract, inducing breach of contr

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BULCHIS DECLARATION EXHIBIT 2 - 14

UNITED STATES DISTRICT COURT

NORTHERN DISTRICT OF CALIFORNIA

SAN FRANCISCO DIVISION

SYNOPSYS, INC., a Delaware corporation,	CASE NO. C-04-03923 MMC

Plaintiff, vs.	DECLARATION OF LUKAS VAN GINNEKEN

MAGMA DESIGN AUTOMATION, INC. a Delaware corporation,
Defendant.

I, Lukas van Ginneken, have personal knowledge of the statements and facts set forth herein and do hereby declare under penalty of perjury under the laws of the State of California and the United States of America that the following is true and correct:

1. In 1995, I was hired by Synopsys, Inc. (“Synopsys”) to work in the development of Synopsys’ logic synthesis and related technologies. I was given the responsibility to work on research pertaining to logic synthesis, and was asked to make contributions to the technical vision for Synopsys’ logic synthesis team. I understood that, given my prior experience in the field, Synopsys was relying upon me to provide leadership and vision to the development of Synopsys’ products and technology.

BULCHIS DECLARATION EXHIBIT 3 - 15

2. On or about May 17, 1995, I signed a Proprietary Information and Inventions Agreement (the “Agreement”; attached as Exhibit “1” hereto). I understood that signing the Agreement was a condition to my employment by Synopsys.

3. I know of no reason why the Agreement is not valid and fully enforceable against me.

4. As reflected in the attachment marked as Exhibit “A” to the Agreement, I attached a list of “inventions or improvements” which I had contributed to before my employment at Synopsys. I believed then, and continue to believe now, that this list was accurate except for patents and patent applications and research reports in which I was involved at IBM.

5. Neither the patents, patent applications and research reports in which I was involved at IBM nor the inventions or improvements listed in Exhibit “A” to the Agreement disclose the inventions ultimately claimed in U.S. Patent No. 6,453,446 or U.S. Patent No. 6,725,438 (hereinafter collectively referred to as the “Patents”). In fact, I did not conceive of any of the inventions disclosed in the Patents before I joined Synopsys.

6. After signing the Agreement, I started my employment at Synopsys on or about June 26, 1995.

7. At no time during my employment at Synopsys, or anytime thereafter, did I object to the scope or terms of the Agreement, or ask Synopsys for any waiver from the enforcement of its provisions.

8. In early 1996, as part of my job to research and explore new product ideas for Synopsys, I conceived the idea of creating an Electronic Design Automation (“EDA”) product that would use the concept of fixed timing.

9. Under the concept of fixed timing, the timing delays of a chip design are held constant and “fixed,” in contrast to determining timing delay at a later point in the design flow. Because fixed timing involves holding the timing delay constant, it can also been referred to as “constant delay.”

10. The inventions I conceived while employed by Synopsys were designed to implement this concept of fixed timing/constant delay into an EDA tool that performed logic synthesis, placement, and/or related tasks. These were the same inventions that were later disclosed in the Patents.

BULCHIS DECLARATION EXHIBIT 3 - 16

11. In addition, by early 1996, I had conceived of inventions while employed by Synopsys pertaining to the use of “gain-based synthesis,” which is one of the ways in which the fixed timing concept can be implemented in a logic synthesis and/or placement tool.

12. In early 1996, I participated in a meeting with other Synopsys personnel to discuss ideas for Synopsys’ next-generation synthesis product (code named “NGSS” or “Synzilla”). During this meeting, I set out the basic concept for my fixed timing inventions. I was directed to research the issue further and report my findings at a later meeting.

13. During a subsequent meeting in 1996, I gave a further presentation to Synopsys personnel concerning the inventions I developed while employed at Synopsys. During the meeting, I discussed how Synopsys could implement the inventions in its tools. During the course of this meeting, I was successful in convincing others at Synopsys that the company should consider redirecting its efforts towards implementing these inventions.

14. It is my understanding that the conception of the inventions I developed while a Synopsys employee is thoroughly documented in Synopsys’ records.

15. In early 1996, I filled out an invention disclosure form (attached as Exhibit “2” hereto) attesting that my fixed timing inventions were conceived by myself alone. This invention disclosure, under the title “Constant Delay Synthesis” (the “Constant Delay Synthesis Disclosure”), states as follows:

Constant delay synthesis is an entirely different paradigm for delay optimization in logic synthesis. It promises to radically simplify the design process from behavioral synthesis down to physical desing [sic]. It is probably more of a philosophy than an algorithm. Using this philosophy many common optimization algorithms, such as mapping, retiming, behavioral synthesis, delay [&] area optimization, placement can be reformulated in a much simpler form.

16. In the Constant Delay Synthesis Disclosure, I truthfully represented my understanding that I was the sole inventor of the fixed timing inventions as described in the disclosure form..

17. In the Constant Delay Synthesis Disclosure, I truthfully represent that the fixed timing inventions were being considered as the “cornerstone” of the NGSS project at Synopsys.

BULCHIS DECLARATION EXHIBIT 3 - 17

18. In the Constant Delay Synthesis Disclosure, I stated my understanding that “[i]t is important that Synopsys acquires patent protection in this area, even though some prior art exists.”

19. It is my understanding that my conception of these inventions while employed at Synopsys is further documented in the performance reviews I received at Synopsys. For instance, in my performance review for the period March 1, 1996 to April 1, 1997 (attached as Exhibit “3” hereto), Synopsys stated that “[o]ver the past year within the Advanced Technology Group, you have had basically one objective: driving through the next generation synthesis effort based on constant delay.” The review further stated:

“Your primary objective over the past year has been driving the technical direction of the Synzilla project, bringing to fruition your ideas on applying constant delay to Synopsys next generation synthesis effort. This project represents a major milestone and direction for Synopsys, and your efforts have been instrumental in effecting the project. One year ago, Synzilla was an idea in your head; it is currently a staffed project that has met aggressive milestones and schedules and that has strong support from outside partners.”

20. Similarly, another of my performance reviews (attached as Exhibit “4” hereto) accurately discussed the presentation of the fixed timing inventions in one of the internal Synopsys meetings in early 1996:

“Lukas, you demonstrated true vision and original thinking in one of the NGSS meetings when you presented your ‘constant delay’ ideas. I think that in the process of one hour, you presented a change in the synthesis paradigm to the best technical minds at Synopsys, they accepted that the idea has a lot of merit, and the team initiated a project to investigate this further. This is really exciting!”

21. In order to obtain patent protection for the fixed timing and gain-based synthesis inventions I conceived while employed at Synopsys, I proceeded to work with Synopsys’ patent counsel in order to draft a patent application. A patent application was ultimately drafted containing the same inventions that were later disclosed in the Patents.

22. One draft of the patent application (attached as Exhibit “5” hereto) was entitled “System and Method for Constant Delay Synthesis,” and contained disclosure of my inventions for fixed timing, including use of fixed timing in relation to logic synthesis and placement, equal slack sizing, area estimation, buffering, bipartitioning, iterative placement, and net weights. All of the inventions contained in this application were solely conceived by me at Synopsys. I never disclosed this draft patent application to the public, and I have no reason to believe that it was not maintained by Synopsys as proprietary and confidential.

BULCHIS DECLARATION EXHIBIT 3 - 18

23. After the creation of this draft, work on the application continued, and eventually a subsequent draft was created. This draft (attached as Exhibit “6” hereto) was entitled “Method for Achieving Timing Closure of Digital Networks and Method for Area Optimization of Digital Networks Under Timing Closure.” This draft more thoroughly disclosed the inventions I conceived of while employed at Synopsys, and described in detail the use of fixed timing in relation to network slack, library independent optimization, mapping for delay, post mapping optimization, pin swapping, boundary moves, area estimation, net weights, buffering, stretching, placement, partitioning, and final or discrete sizing. All of the inventions contained in this application were solely conceived by me at Synopsys. I never disclosed this draft patent application to the public, and I have no reason to believe that it was not maintained by Synopsys as proprietary and confidential.

24. In addition to the preparation of the draft patent applications, I also authored a “white paper” on the fixed timing inventions. The white paper was titled “The Constant Delay Methodology,” and set forth several aspects of the inventions contained in the Patents. This paper contained, for instance, a description of the use of fixed timing as it related to logical effort and gain, sizing and placement, buffering, transition time effects, area optimization, and area estimation. The end of the paper recommended that Synopsys adopt the fixed timing methodology for its tools.

25. After this white paper was created, I authored a new paper with the title “Driving on the Left-Hand Side of the Performance Speedway.” Once again, this paper provided a description of numerous aspects of the inventions I conceived of that are contained in the Patents.

26. I understand that, as the above indicates, by the middle of 1996 Synopsys had extensive confidential documentation describing, in great detail, inventions I conceived while employed at Synopsys. Synopsys did not ever give me permission to take or use this documentation, or any of the inventions described therein, for the benefit of another company. To the contrary, I understood that under the Agreement the inventions that I conceived were and are the property of Synopsys, and were assigned to Synopsys the instant that they were conceived.

27. At some point in 1997, I decided to resign from Synopsys to pursue other opportunities. Instead, however, of pursuing ideas at another company that were unrelated to Synopsys’ confidential information, I was offered another position where I could continue utilizing the inventions I conceived at Synopsys.

BULCHIS DECLARATION EXHIBIT 3 - 19

28. In May of 1997, I formally resigned from Synopsys in order to join Magma, which had been incorporated on April 1,1997. In my resignation letter, I stated that I was resigning to join a “newly formed startup company,” and stated that my departure “should not be construed as a lack of faith in the technical approaches which I have been advocating.”

29. I have reason to believe that, at a minimum, my supervisor at Magma knew that the fixed timing inventions Magma was intending to use were conceived by myself at Synopsys, and were encompassed by my Agreement with Synopsys.

30. I used for Magma’s benefit the inventions contained in Synopsys’ draft patent applications, and the inventions from these applications ultimately formed the basis for the patent applications I helped prepare for Magma. I also used for Magma’s benefit my knowledge of the information contained in at least one of the white papers that I had created for Synopsys.

31. Magma and I used the inventions that I conceived while employed at Synopsys as a technical foundation for Magma’s products.

32. At no time did Synopsys ever provide me, or, to my knowledge, Magma, any permission to take Synopsys inventions or related information.

33. Beginning in 1997, Magma proceeded to extensively use the inventions and information described in the Synopsys draft patent applications and confidential white paper in order to create the patent applications that would ultimately result in the issuance of the Patents.

34. During the course of using the inventions belonging to Synopsys, Magma labeled these inventions as Magma’s “FixedTiming” methodology. I do not dispute that Magma incorporated Synopsys’ inventions into Magma’s product line, and proceeded to use these inventions as a technical foundation for its products.

35. As of July 1997, Magma was in possession of inventions and information set forth in the confidential patent applications drafted for Synopsys.

36. In a letter from Pillsbury dated August 18,1997 (Exhibit “7” hereto), through Magma’s legal counsel, Magma and I made the following representations and assurances to Synopsys: (1) “Dr. van Ginneken intends to honor his obligations under his Proprietary Information

BULCHIS DECLARATION EXHIBIT 3 - 20

Agreement with Synopsys,” (2) “Magma is in the practice of taking appropriate steps to protect... the trade secrets of its employees’ former employers,” (3) “Dr. van Ginneken will protect Synopsys’ proprietary information during his employment at Magma,” (4) “Magma is confident that Dr. van Ginneken has and will continue to abide by the terms of the Magma Agreement in the performance of his duties for Magma,” and (5) “Magma will reiterate to Dr. van Ginneken his duty to abide by his Synopsys Agreement.” At the time that this letter was sent, I knew that at least statements (1) and (3) above were false. In addition, at or about the time these statements were made, Magma already was using the inventions and information from the confidential patent applications drafted for Synopsys (and information contained in at least one confidential Synopsys white paper).

37. In 1998,1 was interviewed by an individual named Marios Papaefthymiou, who I understood had been tasked with determining the extent to which Magma employees had used information from my prior employers. Neither Magma, to my knowledge, nor I informed Mr. Papaefthymiou of the fact that Magma’s patent applications contained Synopsys’ inventions and confidential information.

38. From 1997 to the present, Magma has prosecuted patent applications disclosing inventions owned by Synopsys and using the same language that also is contained in Synopsys confidential documents. These applications include the applications that ultimately issued as the ‘446 Patent and ‘438 Patent.

39. In a declaration signed by me on or about May 4, 1998, and submitted to the Patent and Trademark Office by Magma, I represented under oath that I was the “original, first and sole inventor” of the inventions claimed in the ‘446 Patent.

40. In a declaration signed by me on or about July 1, 1997, I represented under oath to the United States Patent and Trademark Office that Narendra Shenoy and I were the original, first, and sole inventors of the inventions disclosed in the ‘114 Patent.

41. Though I conceived the Inventions while employed at Synopsys, the Inventions were not implemented by Synopsys or the Synopsys-IBM joint development team before I resigned from Synopsys.

42. The Inventions were conceived by myself during my employment for Synopsys for the purpose of developing Synopsys’ products.

BULCHIS DECLARATION EXHIBIT 3 - 21

43. I understand that on or about April 23, 2002, Patent No. 6,378,114, entitled “Method for the Physical Placement of an Integrated Circuit Adaptive to Netlist Changes,” was issued to Synopsys. I am a named inventor on the ‘114 Patent.

44. I understand that on or about September 17, 2002, the ‘446 Patent, entitled “Timing Closure Methodology,” was issued to Magma. The ‘446 Patent discloses inventions which I conceived while employed at Synopsys.

45. I understand that on or about April 20, 2004, the ‘438 Patent, entitled “Timing Closure Methodology,” was issued to Magma. The ‘438 Patent discloses inventions which I conceived while employed at Synopsys.

46. I breached my obligations to Synopsys under the Agreement by, among other things, (a) failing to keep proprietary information of Synopsys in trust and confidence, and (b) using and disclosing Synopsys’ proprietary information to and on behalf of Magma without the written consent of Synopsys.

47. Without waiving any attorney client privilege, I confirm that I am signing this Declaration of my own free will, after having consulted with my counsel regarding the nature, purpose and effect of this Declaration.

I DECLARE UNDER PENALTY OF PERJURY UNDER THE LAWS OF THE STATE OF CALIFORNIA AND THE UNITED STATES OF AMERICA THAT ALL OF THE FOREGOING STATEMENTS AND FACTS CONTAINED HEREIN ARE TRUE AND CORRECT.

Dated: March 10, 2005

/s/ Lukas van Ginnekan
Lukas van Ginnekan

BULCHIS DECLARATION EXHIBIT 3 - 22

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Re: Thanks neuro	04/13/05 05:11 pm
by: sumguyineda	Msg: 3455 of 4280

<This isn’t a sprint, it’s a marathon. Like I said, legal wrangling and more legal wrangling to come.>

The statute of limitations defense has been pretty much discredited. Please read the previous EE Times articles from the past few months. SNPS had sent Magma a timely letter asking if they were using any SNPS IP, and Magma replied no. That’s sufficient due diligence.

With Van Genneken’s confession and the very strong physical evidence, SNPS’ legal case is a total slam dunk. Also, please note that Van G, who was Magma Chief Scientist at the time, said that he had reason to believe his immediate supervisor knew what was going on. Who do you think the Chief Scientist reports to?

IANAL, but I believe they probably have enough likelihood to prevail that they should be able to immediately get an injunction barring sale and usage of Magma’s tainted products (Blast Fusion). AT that point, the last person to leave the Magma offices might as well turn out the lights.

Reminder: This board is not connected with the company. These messages are only the opinion of the poster, are no substitute for your own research, and should not be relied upon for trading or any other purpose. Never assume that you are anonymous and cannot be identified by your

BULCHIS DECLARATION EXHIBIT 4 - 23

PROPRIETARY INFORMATION

AND

INVENTIONS AGREEMENT

The following confirms an agreement between me and Synopsys, Inc. (the “Company”), which is a material part of the consideration for my employment by the Company.

1. I recognize that the Company is engaged in a continuous program of research, development and production respecting its business, present and future, including fields generally related to its business and that the Company possesses and continues to possess information that has been created, discovered, developed or otherwise become known to the Company (including, without limitation, information created, discovered or developed by, or made known to, me during the period of or arising out of my employment by the Company) and/or in which property rights have been assigned, licensed, or otherwise conveyed to the Company, which information has commercial value in the business in which the Company is engaged. All of the aforementioned information is hereinafter called “Proprietary Information.” By way of illustration, but not limitation, Proprietary Information includes trade secrets, processes, data and know-how, computer software, improvements, inventions, works of authorship, techniques, marketing plans, strategies, forecasts and copyrightable material and customer lists.

2. I understand that my employment creates a relationship of confidence and trust between me and the Company with respect to any information:

(i) applicable to the business of the Company; or

(ii) applicable to the business of any client or customer of the Company, which may be known to me by the Company or by any client or customer of the Company, or learned by me during the period of my employment.

3. In consideration of my employment by the Company and the compensation received by me from the Company from time to time, I hereby agree as follows:

A. All Proprietary Information shall be the sole property of the Company and its assigns, and the Company and its assigns shall be sole owner of all patents; copyrights and other rights in connection therewith. I hereby assign to the Company any rights I may have or acquire in such Proprietary Information. At all times, both during my employment by the Company and after its termination, I will keep in confidence and trust all Proprietary Information, and I will not use or disclose any Proprietary Information or anything relating to it without the written consent of the Company, except as may be necessary in the ordinary course of performing my duties to the Company.

B . All documents, records, apparatus, equipment and other physical property, whether or not pertaining to Proprietary Information, furnished to me by the Company or produced by me or others in connection with my employment shall be and remain the sole property of the Company and shall be returned to the Company immediately as and when requested by the Company. Even if the Company does not so request, I shall return and deliver all such property upon termination of my employment by me or the Company for any reason and I will not take with me any such property or any reproduction of such property upon such termination.

C. I will promptly disclose to the Company, or any persons designated by it all improvements, inventions, works of authorship, processes, techniques, know-how, formulae

BULCHIS DECLARATION EXHIBIT 5 - 24

data, ideas and other information (including, without limitation, my algorithms or software), whether or not patentable, made or conceived or reduced to practice of learned by me, either alone or jointly with others, during the term of my employment (all said improvements, inventions, works of authorship, processes, techniques, know-how, formulae, data, ideas and other information shall be hereinafter collectively called “Inventions”).

D. I agree that all Inventions which I make, conceive, reduce to practice or develop (in whole or in part, either alone or jointly with others) during my employment shall be the sole property of the Company to the maximum, extent permitted by Section 2870 of the California Labor Code (hereinafter called “Section 2870”), a copy of which is attached hereto as Exhibit B. and to the extent permitted by law, shall be “works made for hire.” The Company shall be the sole owner of all patents, copyrights, trade secret rights, rights with respect to other intellectual property or other rights in connection therewith (including, without limitation, such rights in algorithms or software). I hereby assign to the Company any rights I may have or acquire in such Inventions. I agree to perform, during and after my employment, all acts deemed necessary or desirable by the Company to permit and assist it, at the Company’s expense, in obtaining, maintaining and enforcing patents, copyrights, trade secret rights, rights with respect to such Inventions and/or other Inventions I have or may at any time assign to the Company in any and all countries. Such acts may include, but are not limited to, execution of documents and assistance or cooperation in legal proceedings. I hereby irrevocably designate and appoint the Company and its duly authorized officers and agents as my agents and attorneys-in-fact to act for and on my behalf and instead of me, to execute and file any applications or related filings and to do all other lawfully permitted acts to further the prosecution, maintenance and enforcement, issuance of patents, copyrights, trade secret rights, rights with respect to mask works or other rights thereon with the same legal force and effect as if executed by me.

E. As a matter of record, I attach hereto a complete list of all inventions or improvements relevant to the subject matter of my employment by the Company which have been made by me or jointly with others prior to my employment with the Company that I desire to remove from the operation of this Agreement, and I covenant that such list is complete. If no such list is attached to this Agreement, I represent that I have no such inventions and improvements at the time of signing this Agreement.

F. During the term of my employment and for one (1) year thereafter, I will not encourage or solicit any employee of the Company to leave the Company for any reason or devote less than all of any such employee’s efforts to the affairs of the Company, provided that the foregoing shall not affect any responsibility I may have as an employee if the Company with respect to the bona fide hiring and firing of Company personnel.

G. I represent that my performance of all the terms of this Agreement will not breach any agreement to keep in confidence proprietary information acquired by me in confidence or in trust prior to my employment by the Company. I have not entered into, and I agree I will not enter into, any agreement, either written or oral, in conflict herewith.

H. I represent that execution of this Agreement, my employment with the Company and my performance of my proposed duties to the Company in the development of its business will not violate any obligations I may have to my former employer.

I. This Agreement does not require assignment of an invention which an employee cannot be obligated to assign under Section 2870. However, I will disclose any Inventions as required by Section 3(c) hereof regardless of whether I believe the Invention is protected by Section 2870, in order to permit the Company to engage in a review process to determine such issues as may arise. Such disclosure shall be received in confidence by the Company.

BULCHIS DECLARATION EXHIBIT 5 - 25

4. This Agreement shall be effective as of the first day or my employment by the Company: June 26 1995 (date).

5. This Agreement shall be binding upon me, my heirs, executors, assigns and administrators and shall inure to the benefit of the Company, its successors and assigns.

Dated: 5/17/95	/s/ Lukas Van Ginneken
Signature

Lukas Van Ginneken
(Print or Type Name)

Accepted and agreed to:

Synopsys, Inc.

By	/s/ Illegible

BULCHIS DECLARATION EXHIBIT 5 - 26

Neurospark	Page 1 of 1

SNPS vs LAVA

US District Court of Northern California Documents:

SMOKING GUN - Admission of Magma Co-founder

Declaration of Lukas Van Ginneken (this link is the smoking gun )

SNPS - Voluntary Dissmissal Against Van Ginneken

SNPS - Motion for Partial Summary

Judgement for Unfair Competition

LAVA Documents

Latest LAVA Answer to SNPS Complaint -

Motion to Dismiss 3rd, 4th, 5th, 6th, 7th Cause of Action

LAVA Exhibit A: PCT application

LAVA Exhibit B part 1: US Patent Application

LAVA Exhibit B part 2: US Patent Application

LAVA Exhibit E: EE Times “money back”

LAVA Exhibit F: EE Times “assualt RTL”

Previous LAVA Ammended Answer to SNPS Complaint (No Exhibits)

SNPS Documents

Latest SNPS Ammended Complaint (See Exhibits Below)

SNPS Exhibit A: van Ginneken’s Proprietary Information and Inventions Agreement w/SNPS

SNPS Exhibit C: 1997 SNPS Letter to LAVA re: van Ginneken

SNPS Exhibit D: 1997 LAVA Letter to SNPS re: van Ginneken

SNPS Exhibit B: Table of Copied Patent Text

BULCHIS DECLARATION EXHIBIT 6 - 27

Yahoo! LAVA	Page 1 of 4

#	Subject	Author	Sentiment	Recs	Date/Time (ET)
4120	Re: SNPS Vs	kmang0d			04/21/05 12:15 am
	Magma: Innovator Vs		Strong Buy
Law Brea
4119	Re: What if	analyst_info			04/20/05 10:44 pm
van Ginneken
is indicted?
4118	Re: SNPS Vs	juwlls000			04/20/05 10:09 pm
Magma:
Innovator Vs
Law Brea
4117	SNPS Vs	eda_scoop			04/20/05 09:49 pm
	Magma: Innovator Vs		Strong Sell			Symbol Lookup
	Law Breaker					Get Streaming Real-Time Q_
4116	Re: What if	latergator416			04/20/05 09:49 pm	with Yahoo! Finance
	van Ginneken					LAVA More Info
	is indicted?					Chart, Financials, Historical
4115	Re: What if	juwlls000			04/20/05 09:43 pm	Prices, Industry, Insider,
	van Ginneken					Messages, News, Profile, Rej
	is indicted?					Research, SEC Filings, more
4114	Re: What if	valuejunkie			04/20/05 08:20 pm	LAVA Company New
	van Ginneken					• New Star Analyst Rankings MAGMA DESIGN AUTO__
is indicted?
4113	LAVA UP all	lambpower1			04/20/05 07:29 pm	• Magma Grants Stock Option Newly Hired Employees Un 2004 Employment Inducem_ Award Plan
	day in a tanking		Strong Buy
	market					• Magma Design Q4 results
4112	Re: What if van Ginneken	analyst_info		1	04/20/05 07:24 pm	• MAGMA DESIGN AUTOMATION INC Files:

BULCHIS DECLARATION EXHIBIT 7 - 28

Yahoo! LAVA	Page 2 of 4

	is indicted?					form 8-K, Results of Operate
4111	Re: WTF!	glenntrader			04/20/05 07:06 pm	Financial Statements and Ex
	@#@! No					Market Pulse: Magma Design
	show?					swings to quarterly loss
4110	Re: Where	glenntrader			04/20/05 07:04 pm	IV
was the CEO/
Jim Cramer
Interv
4109	You got set	sol_ s_ 99			04/20/05 07:00 pm
up
4108	WTF!@#@!	trader 1171			04/20/05 06:58 pm
No show?
4107	Re: Where	canshortsller			04/20/05 06:58 pm
was the CEO/
Jim Cramer
Interv
4106	Where was	Tupper4u			04/20/05 06:54 pm
the CEO/ Jim
Cramer
Interview
4105	Re: What if	Iatergator416			04/20/05 05:26 pm
	van Ginneken			3
is indicted?
4104	Re:	Tupper4u			04/20/05 05:21 pm
AfterMarket
	trades today		Strong Buy
near $7
4103	Re:	ko_ala_t			04/20/05 05:17 pm
AfterMarket
trades today
near $7
4102	Re: What if	analyst_info			04/20/05 04:38 pm
	van Ginneken			1
is indicted?
4101	May 20th	neurospark			04/20/05 04:06 pm
Hearing
	Delayed to			3
July 1, 2005
4100	Watch as the	traderl610			04/20/05 04:06 pm
shorts try to
cover AH
4099	Too Funny...	traderl610			04/20/05 03:53 pm
4098	Re: What if	juwlls000			04/20/05 03:37 pm
van Ginneken
is indicted?
4097	Re:-------- why	missverstanden			04/20/05 03:20 pm
LAVA is a

BULCHIS DECLARATION EXHIBIT 7 - 29

Yahoo! LAVA	Page 1 of 3

#	Subject	Author	Sentiment	Recs	Date / time (ET)
4160	Re: They Should	analyst_info			04/22/05 03:23 pm
Prosecute van
Ginneken!
4159	Re: They Should	daguvanuh			04/22/05 03:21 pm
	Prosecute van		Buy
Ginneken!
4158	They Should	eda_scoop			04/22/05 02:12 pm
	Prosecute van		Strong Sell
Ginneken!
4157	L-2 shows CINN as	daguvanuh	Buy		04/22/05 01:35 pm
a buyer
4156	Not much	petri37901			04/22/05 10:27 am
happening with
	Lava in					Symbol Lookup
4155	Re: At this point	juwlls000			04/22/05 10:20 am	Get Streaming Real-Time Q
4154	Re: At this point	Tupper4u	Strong Buy		04/22/05 09:52 am	with Yahoo! Finance
4153	At this point	trader 1171			04/22/05 09:46 am	LAVA More Info
4152	Lava will be fine!	brincous	Strong Buy		04/22/05 08:53 am	Chart, Financials, Historical
4151	Re: It looks soo bad	imsone2005			04/21/05 11:15 pm	Prices, Industry, Insider,
	for Magma!!					Messages, News, Profile, Re]
4150	Re: It looks soo bad	jackozborne			04/21/05 06:44 pm	Research, SEC Filings, more
	for Magma!!			1		LAVA Company New
4149	Re: It looks soo bad for Magma!!	daguvanuh			04/21/05 05:46 pm	• New Star Analyst Rankings MAGMA DESIGN AUTOM
4148	It looks soo bad for Magma!!	eda_scoop	Buy Strong Sell		04/21/05 05:32 pm	• Magma Grants Stock Option Newly Hired Employees Un 2004 Employment Inducemi Award Plan
4147	Re: Email	upndwninnout			04/21/05 05:17 pm	• Magma Design Q4 results
4146	Email	benrgoing			04/21/05 04:40 pm	• MAGMA DESIGN AUTOMATION INC Files:
4145		benrgoing			04/21/05 04:38 pm

BULCHIS DECLARATION EXHIBIT 8 - 30

Yahoo! LAVA	Page 1 of 2

Recommend this Post - This post has 1 recommendation Ignore this User | Report Abus

What if van Ginneken is indicted?	04/20/05 12:41 pm
by: latergator416	Msg: 4079 of 4280

By his own account, van Ginneken stole corporate property from SNPS and participated in securities fraud at LAVA.
I wonder if van Ginneken’s “declaration” has caught the attention of California and federal prosecutors ...
One thing is clear: van Ginneken will make an unusual and problematic star witness for SNPS.

Reminder: This board is not connected with the company. These messages are only the opinion of the poster, are no substitute for your own research, and should not be relied upon for trading or any other purpose. Never assume that you are anonymous and cannot be identified by your posts. Please read our Terms of Service. For more information regarding investments and the Internet, please visit the SEC Web site.

Copyright © 2005 Yahoo! Inc. All rights reserved.

BULCHIS DECLARATION EXHIBIT 9 - 31

Yahoo! LAVA	Page 1 of 2

Recommend this Post	Ignore this User | Report Abuse
SHAREHOLDER LAWSUITS by: securitieswatch	04/14/05 10:07 am Msg: 3613 of 4280
It was just disclosed that the Company founder conceded that inventions he conceived while working for Synopsys were the basis for some of Magma’s products and patents.

I have learned that several current shareholder groups are joining together in an attempt to recoup their lost investment based upon senior managements actions. If you are a current holder and would like more information including how you can actively participate please email me at securitieswatch@yahoo.com

Reminder: This board is not connected with the company. These messages are only the opinion of the poster, are no substitute for your own research, and should not be relied upon for trading or any other purpose. Never assume that you are anonymous and cannot be identified by your posts. Please read our Terms of Service. For more information regarding investments and the Internet, please visit the SEC Web site.

Copyright © 2005 Yahoo! Inc. All rights reserved.

BULCHIS DECLARATION EXHIBIT 10 - 32

IN THE UNITED STATES DISTRICT COURT

FOR THE WESTERN DISTRICT OF WASHINGTON

AT SEATTLE

)
SYNOPSYS, INC., a Delaware corporation,	)	CIVIL ACTION NO.
)
Plaintiff,	)	Case Pending In Northern District Of
	)	California, C-04-03923 MMC
vs.	)
)
MAGMA DESIGN AUTOMATION, INC.	)	ORDER TO UN-DESIGNATE
	)	CONFIDENTIALITY OF DEPOSITION
Defendant.	)	TRANSCRIPT
	)	(proposed)
)
	)	Noted for Consideration: May 20, 2005
)

This matter having come on for consideration on the motion of third party witness Lukas van Ginneken for an order in connection with a deposition subpoena issued by this Court. The Court has considered the motion, any oppositions and any responses.

The Court hereby ORDERS that:

1. Synopsys, Inc. and Magma Design Automation shall, within five (5) days of this order, un-designate all portions of the transcript of a deposition of Lukas van Ginneken taken within this District on April 26 and 27, 2005 that were previously designated by any party

ORDER TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION TRANSCRIPT
(proposed)	DORSEY & WHITNEY LLP
U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

as confidential except for portions for which there is a reasonable basis for designating such testimony as confidential; and

2. To ensure compliance with this order, the parties are hereby advised that the Curt intends to award monetary sanctions against any party that fails to un-designate any portion of the transcript for which there is not a reasonable basis to consider such portion confidential.

DONE IN OPEN COURT THIS                          day of May, 2005.

United States District Court Judge

Presented by:

DORSEY & WHITNEY LLP

/s/ Edward W. Bulchis
EDWARD W. BULCHIS WSBA #5558
bulchis.ed@dorsey.com
U.S. Bank Centre
1420 Fifth Avenue, Suite 3400
Seattle, WA 98101-4010
Telephone: (206) 903-8800
Facsimile: (206) 903-8820

Attorneys for Lukas van Ginneken

ORDER TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION TRANSCRIPT		DORSEY & WHITNEY LLP
(proposed)		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820

PROOF OF SERVICE

On the date below, I sent by electronic means the ORDER TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION TRANSCRIPT (proposed) filed by Lukas van Ginneken to:

Michael Edelman, Esq.

Michael.Edelman@dechert.com

Chris Scott Graham, Esq.

chris. scott.graham@dechert.com

DECHERT LLP

1117 California Avenue

Palo Alto, CA 94304-1106

(650) 813-4800

Attorneys for Synopsys, Inc.

George A. Riley, Esq.

GRiley@OMM.com

Peter Obstler, Esq.

PObstler@OMM.com

O’MELVENY & MEYERS LLP

Embarcadero Center West

275 Battery Street

San Francisco, CA 94112-3305

(415) 984-8700

Attorneys for Magma Design

Automation, Inc.

I declare that the statements above are true to the best of my information, knowledge, and belief.

Date: May 4th, 2005

Signature:	/s/ Edward W. Bulchis
Name:	Edward W. Bulchis

ORDER TO UN-DESIGNATE CONFIDENTIALITY OF DEPOSITION TRANSCRIPT		DORSEY & WHITNEY LLP
(proposed)		U.S. BANK BUILDING CENTRE 1420 FIFTH AVENUE, SUITE 3400 SEATTLE, WASHINGTON 98101 PHONE: (206) 903-8800 FAX: (206) 903-8820
-3-